UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 14, 2022
Date of Report (date of earliest event reported)
_________________

Asensus Surgical, Inc.
(Exact name of Registrant as specified in its charter)
_________________

Delaware	0-19437	11-2962080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 TW Alexander Drive, Suite 160
Durham, NC 27703
(Address of principal executive offices)

919-765-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	ASXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2022, Asensus Surgical, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the total number of shares represented in person or by proxy was 111,427,690.75 of the 236,415,789 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 18, 2022. The following matters were voted upon at the Annual Meeting:

1.    Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2023 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld

David B. Milne	37,965,825.90	13,271,415.95
Anthony Fernando	41,427,918.77	9,809,322.08
Andrea Biffi	43,152,531.64	8,084,709.21
Kevin Hobert	48,001,657.21	3,235,584.64
Elizabeth Kwo	47,964,808.81	3,272,432.03
Richard C. Pfenniger, Jr.	38,251,791.83	12,985,449.02
William N. Starling	40,201,628.69	11,035,613.16

There were 60,190,448.89 broker non-votes for this proposal.

2.    Say on Pay. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2021, as described in the proxy statement for the Annual Meeting in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

27,882,377.59 Votes	FOR the resolution
22,296,247.89 Votes	AGAINST the resolution
1,058,615.36 Votes	ABSTAIN

There were 60,190,449.89 broker non-votes for this proposal.

3.    Ratification of Independent Public Accounting Firm for 2022. The stockholders voted to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022. The stockholder vote was as follows:

108,294,852.77 Votes	FOR the resolution
2,068,290.47 Votes	AGAINST the resolution
1,064,547.49 Votes	ABSTAIN

There were no broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASENSUS SURGICAL, INC.

Date: June 14, 2022	/s/ Shameze Rampertab
Shameze Rampertab
Executive Vice President and Chief Financial Office

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